SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: May 23, 2002



                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


  The Netherlands                000-30075                 98-0202823
   (State or other             (Commission                (IRS Employer
   jurisdiction of             File Number)               Identification #)
   incorporation)


                                Kruisweg 609
                     2132 NA Hoofddorp, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 20 666 1701
            (Registrant's telephone number, including area code)




ITEM 5.  OTHER EVENTS.

On May 15, 2002, CompleTel Europe N.V. issued a press release announcing its entry into an agreement in support of a recapitalization plan. That press release was filed with the Commission on that date under cover of a Form 8-K. The Restructuring Agreement in connection with that recapitalization plan has been finalized and is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Restructuring Agreement in connection with the Registrant's recapitalization plan.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                       COMPLETEL EUROPE N.V.


DATE: May 23, 2002                     By: /s/ John Hugo
                                          --------------------
                                          John Hugo
                                          Corporate Controller
                                          (Principal Accounting Officer)